Exhibit 99(b)

               Financial Information Release dated June 26, 2006



                    CULP, INC. FINANCIAL INFORMATION RELEASE
                         CONSOLIDATED STATEMENTS OF LOSS
   FOR THE THREE MONTHS AND TWELVE MONTHS ENDED APRIL 30, 2006 AND MAY 1, 2005
                                   (UNAUDITED)
                (Amounts in Thousands, Except for Per Share Data)


                                                                             THREE MONTHS ENDED
                                                    ------------------------------------------------------------------------
                                                             Amounts                                 Percent of Sales
                                                    --------------------------                  ----------------------------
                                                     April 30,      May 1,        % Over          April 30,        May 1,
                                                       2006          2005         (Under)           2006            2005
                                                    ------------  ------------  ------------    -------------    -----------

Net sales                                        $       70,718        74,183        (4.7)%           100.0 %       100.0 %
Cost of sales                                            63,135        68,835        (8.3)%            89.3 %        92.8 %
                                                    ------------  ------------  ------------    ---------------  -----------
        Gross profit                                      7,583         5,348        41.8 %            10.7 %         7.2 %

Selling, general and
  administrative expenses                                 6,474         9,048       (28.4)%             9.2 %        12.2 %
Restructuring expense                                     3,692         8,083       (54.3)%             5.2 %        10.9 %
                                                    ------------  ------------  ------------    ---------------  -----------
        Loss from operations                             (2,583)      (11,783)       78.1 %            (3.7)%       (15.9)%

Interest expense                                          1,055           924        14.2 %             1.5 %         1.2 %
Interest income                                             (48)          (36)       33.3 %            (0.1)%        (0.0)%
Other expense                                               152            81        87.7 %             0.2 %         0.1 %
                                                    ------------  ------------  ------------    ---------------  -----------
        Loss before income taxes                         (3,742)      (12,752)       70.7 %            (5.3)%       (17.2)%

Income taxes*                                            (2,208)       (5,022)      (56.0)%            59.0 %        39.4 %
                                                    ------------  ------------  ------------    ---------------  -----------
        Net loss                                 $       (1,534)       (7,730)       80.2 %            (2.2)%       (10.4)%
                                                    ============  ============  ============    ===============  ===========

Net loss per share-basic                                 ($0.13)       ($0.67)       80.6 %
Net loss per share-diluted                               ($0.13)       ($0.67)       80.6 %
Net income (loss) per share, diluted, excluding           $0.14        ($0.12)      216.7 %
     restructuring and related charges

Average shares outstanding-basic                         11,594        11,550         0.4 %
Average shares outstanding-diluted                       11,594        11,550         0.4 %



                                                                             TWELVE MONTHS ENDED
                                                    ------------------------------------------------------------------------
                                                             Amounts                                 Percent of Sales
                                                    --------------------------                  ----------------------------
                                                     April 30,      May 1,        % Over          April 30,       May 1,
                                                       2006          2005         (Under)           2006           2005
                                                    ------------  ------------  ------------    -------------  -------------

Net sales                                        $      261,101       286,498        (8.9)%           100.0 %       100.0 %
Cost of sales                                           237,233       260,341        (8.9)%            90.9 %        90.9 %
                                                    ------------  ------------  ------------    -------------  -------------
        Gross profit                                     23,868        26,157        (8.8)%             9.1 %         9.1 %

Selling, general and
  administrative expenses                                28,954        35,357       (18.1)%            11.1 %        12.3 %
Goodwill impairment                                           0         5,126      (100.0)%             0.0 %         1.8 %
Restructuring expense                                    10,273        10,372        (1.0)%             3.9 %         3.6 %
                                                    ------------  ------------  ------------    -------------  -------------
        Loss from operations                            (15,359)      (24,698)       37.8 %            (5.9)%        (8.6)%

Interest expense                                          4,010         3,713         8.0 %             1.5 %         1.3 %
Interest income                                            (126)         (134)       (6.0)%            (0.0)%        (0.0)%
Other expense                                               634           517        22.6 %             0.2 %         0.2 %
                                                    ------------  ------------  ------------    -------------  -------------
        Loss before income taxes                        (19,877)      (28,794)       31.0 %            (7.6)%       (10.1)%

Income taxes*                                            (8,081)      (10,942)      (26.1)%            40.7 %        38.0 %
                                                    ------------  ------------  ------------    -------------  -------------
        Net loss                                 $      (11,796)      (17,852)       33.9 %            (4.5)%        (6.2)%
                                                    ============  ============  ============    =============  =============

Net loss per share-basic                                 ($1.02)       ($1.55)       34.2 %
Net loss per share-diluted                               ($1.02)       ($1.55)       34.2 %
Net loss per share, diluted, excluding restructuring     ($0.04)       ($0.30)       86.7 %
  and related charges and goodwill impairment

Average shares outstanding-basic                         11,567        11,549         0.2 %
Average shares outstanding-diluted                       11,567        11,549         0.2 %

 * Percent of sales column for income taxes is calculated as a % of loss before income taxes.



                    CULP, INC. FINANCIAL INFORMATION RELEASE
                           CONSOLIDATED BALANCE SHEETS
                         APRIL 30, 2006 AND MAY 1, 2005
                                   (UNAUDITED)
                             (Amounts in Thousands)


                                                        Amounts
                                             --------------------------------            Increase
                                                                                         (Decrease)
                                                April 30,         May 1,      -------------------------------
                                                  2006             2005           Dollars          Percent
                                             ---------------  --------------- ---------------    ------------
Current assets
       Cash and cash equivalents            $          9,714            5,107           4,607         90.2 %
       Accounts receivable                            29,049           28,824             225          0.8 %
       Inventories                                    36,693           50,499         (13,806)       (27.3)%
       Deferred income taxes                           7,120            7,054              66          0.9 %
       Assets held for sale                            3,111                0           3,111        100.0 %
       Other current assets                            1,287            2,691          (1,404)       (52.2)%
                                             ---------------  --------------- ---------------    ------------
                  Total current assets                86,974           94,175          (7,201)        (7.6)%

Property, plant and equipment, net                    44,639           66,032         (21,393)       (32.4)%
Goodwill                                               4,114            4,114               0          0.0 %
Deferred income taxes                                 20,176           10,086          10,090        100.0 %
Other assets                                           1,564            1,716            (152)        (8.9)%
                                             ---------------  --------------- ---------------    ------------

                  Total assets              $        157,467          176,123         (18,656)       (10.6)%
                                             ===============  =============== ===============    ============


Current liabilities
       Current maturities of long-term debt $          8,060            8,110             (50)        (0.6)%
       Accounts payable                               20,835           22,852          (2,017)        (8.8)%
       Accrued expenses                                7,845            9,556          (1,711)       (17.9)%
       Accrued restructuring                           4,054            5,850          (1,796)       (30.7)%
       Income taxes payable                            2,488            1,544             944         61.1 %
                                             ---------------  --------------- ---------------    ------------
                  Total current liabilities           43,282           47,912          (4,630)        (9.7)%

Long-term debt , less current maturities              39,662           42,440          (2,778)        (6.5)%
                                             ---------------  --------------- ---------------    ------------

                  Total liabilities                   82,944           90,352          (7,408)        (8.2)%

Shareholders' equity                                  74,523           85,771         (11,248)       (13.1)%
                                             ---------------  --------------- ---------------    ------------

                  Total liabilities and
                  shareholders' equity      $        157,467          176,123         (18,656)       (10.6)%
                                             ===============  =============== ===============    ============

Shares outstanding                                    11,655           11,551             104          0.9 %
                                             ===============  =============== ===============    ============



                    CULP, INC. FINANCIAL INFORMATION RELEASE
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
           FOR THE TWELVE MONTHS ENDED APRIL 30, 2006 AND MAY 1, 2005
                                   (UNAUDITED)
                             (Amounts in Thousands)


                                                                                             TWELVE MONTHS ENDED
                                                                                       --------------------------------
                                                                                                     Amounts
                                                                                       --------------------------------
                                                                                         April 30,          May 1,
                                                                                            2006             2005
                                                                                       ---------------   --------------
Cash flows from operating activities:
     Net loss                                                                       $         (11,796)         (17,852)
     Adjustments to reconcile net loss to net cash
         provided by operating activities:
             Regular depreciation                                                               9,402           12,862
             Accelerated depreciation                                                           4,960            6,022
             Amortization of other assets                                                          93              130
             Stock-based compensation                                                             139              210
             Goodwill impairment                                                                    0            5,126
             Deferred income taxes                                                            (10,156)         (12,022)
             Restructuring expense                                                              6,582            6,690
             Changes in assets and liabilities:
                Accounts receivable                                                              (225)           1,895
                Inventories                                                                    13,806           (1,454)
                Other current assets                                                            1,404             (969)
                Other assets                                                                      (44)              67
                Accounts payable                                                               (1,302)           6,251
                Accrued expenses                                                               (1,711)          (3,560)
                Accrued restructuring                                                          (1,796)             882
                Income taxes payable                                                              944             (306)
                                                                                       ---------------   --------------
                    Net cash provided by operating activities                                  10,300            3,972
                                                                                       ---------------   --------------
Cash flows from investing activities:
     Capital expenditures                                                                      (6,242)         (11,448)
     Proceeds from the sale of buildings and equipment                                          3,950                0
                                                                                       ---------------   --------------
                    Net cash used in investing activities                                      (2,292)         (11,448)
                                                                                       ---------------   --------------
Cash flows from financing activities:
     Payments on vendor-financed capital expenditures                                            (942)          (1,527)
     Payments on long-term debt                                                                (7,848)            (480)
     Proceeds from issuance of long-term debt                                                   5,020                0
     Proceeds from common stock issued                                                            369               22
                                                                                       ---------------   --------------
                    Net cash used in financing activities                                      (3,401)          (1,985)
                                                                                       ---------------   --------------

Increase (decrease) in cash and cash equivalents                                                4,607           (9,461)

Cash and cash equivalents at beginning of period                                                5,107           14,568
                                                                                       ---------------   --------------
Cash and cash equivalents at end of period                                          $           9,714            5,107
                                                                                       ===============   ==============
Free Cash Flow (1)                                                                  $           7,066           (9,003)
                                                                                       ===============   ==============


-----------------------------------------------------------------------------------------------------------------------
(1)  Free Cash Flow reconciliation is as follows:
                                                                                              FY 2006          FY 2005
                                                                                       ---------------   --------------
A)   Net cash provided by operating activities                                      $          10,300            3,972
B)   Minus:  Capital Expenditures                                                              (6,242)         (11,448)
C)   Add: Proceeds from the sale of buildings and equipment                                     3,950                0
D)   Minus:  Payments on vendor-financed capital expenditures                                    (942)          (1,527)
                                                                                       ---------------   --------------
                                                                                    $           7,066           (9,003)
                                                                                       ===============   ==============
-----------------------------------------------------------------------------------------------------------------------

                    CULP, INC. FINANCIAL INFORMATION RELEASE
           SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
            FOR THE THREE MONTHS ENDED APRIL 30, 2006 AND MAY 1, 2005
                                   (UNAUDITED)
                             (Amounts in thousands)


                                                                    THREE MONTHS ENDED
                                            -------------------------------------------------------------------
                                                    Amounts                          Percent of Total Sales
                                            -------------------------              ----------------------------
                                              April 30,      May 1,      % Over     April 30,        May 1,
Net Sales by Segment                            2006          2005       (Under)       2006           2005
------------------------------------------  ------------   ----------  ----------- -------------  -------------
Mattress Fabrics                          $      24,102       27,018     (10.8)%         34.1 %         36.4 %
Upholstery Fabrics                               46,616       47,165      (1.2)%         65.9 %         63.6 %
                                            ------------   ----------  ----------- -----------------------------

     Net Sales                            $      70,718       74,183      (4.7)%        100.0 %        100.0 %
                                            ============   ==========  =========== =============================

Gross Profit by Segment                                                                Gross Profit Margin
------------------------------------------                                         -----------------------------
Mattress Fabrics                          $       3,740        4,092      (8.6)%         15.5 %         15.1 %
Upholstery Fabrics                                4,882        3,316      47.2 %         10.5 %          7.0 %
                                            ------------   ----------  ----------- ----------------------------
     Subtotal                                     8,622        7,408      16.4 %         12.2 %         10.0 %

Restructuring related charges                    (1,039)(1)   (2,060)(3) (49.6)%         (1.5)%         (2.8)%
                                            ------------   ----------  ----------- ----------------------------
     Gross Profit                         $       7,583        5,348      41.8 %         10.7 %          7.2 %
                                            ============   ==========  =========== =============================
Sales, General and Administrative
   expenses by Segment                                                                   Percent of Sales
------------------------------------------                                         -----------------------------

Mattress Fabrics                          $       1,708        1,869      (8.6)%          7.1 %          6.9 %
Upholstery Fabrics                                3,742        5,334     (29.8)%          8.0 %         11.3 %
Unallocated corporate expenses                    1,024        1,732     (40.9)%          1.4 %          2.3 %
                                            ------------   ----------  ----------- -----------------------------
   Subtotal                                       6,474        8,935     (27.5)%          9.2 %         12.0 %

Restructuring related charges                         0          113 (4)(100.0)%          0.0 %          0.2 %
                                            ------------   ----------  ----------- -----------------------------
     Selling, General and
       Administrative expenses                     6,474        9,048     (28.4)%          9.2 %         12.2 %
                                            ============   ==========  =========== =============================
Operating Income (loss) by Segment                                                 Operating Income (Loss) Margin
------------------------------------------                                         -----------------------------

Mattress Fabrics                          $       2,032        2,223      (8.6)%          8.4 %          8.2 %
Upholstery Fabrics                                1,140       (2,018)    156.5 %          2.4 %         (4.3)%
Unallocated corporate expenses                   (1,024)      (1,732)     40.9 %         (1.4)%         (2.3)%
                                            ------------   ----------  ----------- -----------------------------
     Subtotal                                     2,148       (1,527)    240.7 %          3.0 %         (2.1)%

Restructuring expense and restructuring
   related charges                               (4,731)(2)  (10,256)(5) (53.9)%         (6.7)%        (13.8)%
                                            ------------   ----------  ----------- -----------------------------
     Operating loss                       $      (2,583)     (11,783)     78.1 %         (3.7)%        (15.9)%
                                            ============   ==========  =========== =============================
Depreciation by Segment
------------------------------------------

Mattress Fabrics                          $         948          892       6.3 %
Upholstery Fabrics                                1,158        2,043     (43.3)%
                                            ------------   ----------  -----------
     Subtotal                                     2,106        2,935     (28.2)%
Accelerated Depreciation                            (19)       1,444    (101.3)%
                                            ------------   ----------  -----------
Total Depreciation                        $       2,087        4,379     (52.3)%
                                            ============   ==========  ===========


(1) The $1.0 million represents restructuring related charges of $849,000 for inventory markdowns, $210,000 for operating costs associated with the closing of or closed plant facilities, and a credit of $19,000 for accelerated depreciation.

(2) The $4.7 million represents restructuring and related charges of $3.2 million for write-downs of equipment, $849,000 for inventory markdowns, $331,000 for termination benefits, $219,000 for asset movement costs, $210,000 for operating costs associated with the closing of or closed plant facilities, and credit of $99,000 for lease termination costs and accelerated depreciation. Of this total charge, $3.7 million and $1.0 million are included in restructuring expense and cost of sales, respectively.

(3) The $2.0 million represents restructuring related charges of $1.3 million for accelerated depreciation and $734,000 for inventory markdowns.

(4)  The $113,000 represents accelerated deprecation.

(5) The $10.3 million represents restructuring and related charges of $5.3 million for write-downs of buildings and equipment, $1.6 million related to asset movement costs, $1.5 million for accelerated depreciation, $1.2 for termination benefits, and $734,000 for inventory markdowns. Of this total charge, $8.1 million, $2.0 million, and $113,000 are included in restructuring expense, cost of sales, and selling, general, and administrative expenses, respectively.

                    CULP, INC. FINANCIAL INFORMATION RELEASE
           SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT FOR THE TWELVE MONTHS ENDED APRIL 30, 2006 AND MAY 1, 2005
                                   (UNAUDITED)

                             (Amounts in thousands)

                                                                  TWELVE MONTHS ENDED
                                           -------------------------------------------------------------------
                                                    Amounts                          Percent of Total Sales
                                           -------------------------              ----------------------------
                                             April 30,      May 1,       % Over    April 30,        May 1,
Net Sales by Segment                           2006          2005        (Under)      2006           2005
------------------------------------------ ------------   ----------   ---------- -------------  -------------
Mattress Fabrics                          $      93,688      105,432     (11.1)%         35.9 %         36.8 %
Upholstery Fabrics                              167,413      181,066      (7.5)%         64.1 %         63.2 %
                                          -------------   ----------   ---------- -------------  -------------
     Net Sales                            $     261,101      286,498      (8.9)%        100.0 %        100.0 %
                                          =============   ==========   ========== =============  =============
Gross Profit by Segment                                                                Gross Profit Margin
------------------------------------------                                        ----------------------------

Mattress Fabrics                          $      13,579       16,819     (19.3)%         14.5 %         16.0 %
Upholstery Fabrics                               14,909       16,899     (11.8)%          8.9 %          9.3 %
                                          -------------   ----------   ---------- -------------  -------------
     Subtotal                                    28,488       33,718     (15.5)%         10.9 %         11.8 %

Restructuring related charges                    (4,620)(1)   (7,561)(4) (38.9)%         (1.8)%         (2.6)%
                                          -------------   ----------   ---------- -------------  -------------
     Gross Profit                         $      23,868       26,157      (8.8)%          9.1 %          9.1 %
                                          =============   ==========   ========== =============  =============
Sales, General and Administrative
   expenses by Segment                                                                   Percent of Sales
------------------------------------------                                        ----------------------------

Mattress Fabrics                          $       6,724        7,430      (9.5)%          7.2 %          7.0 %
Upholstery Fabrics                               15,863       23,334     (32.0)%          9.5 %         12.9 %
Unallocated corporate expenses                    3,345        4,480     (25.3)%          1.3 %          1.6 %
                                          -------------   ----------   ---------- -------------  -------------
   Subtotal                                      25,932       35,244     (26.4)%          9.9 %         12.3 %

Restructuring related charges                     3,022(2)       113(5) 2,574.3%          1.2 %          0.0 %
                                          -------------   ----------   ---------- -------------  -------------

     Selling, General and
       Administrative expenses                   28,954       35,357     (18.1)%         11.1 %         12.3 %
                                          =============   ==========   ========== =============  =============

Operating Income (loss) by Segment                                                Operating Income (Loss) Margin
------------------------------------------                                        -----------------------------

Mattress Fabrics                          $       6,855        9,389     (27.0)%          7.3 %          8.9 %
Upholstery Fabrics                                 (954)      (6,435)     85.2 %         (0.6)%         (3.6)%
Unallocated corporate expenses                   (3,345)      (4,480)     25.3 %         (1.3)%         (1.6)%
                                          -------------   ----------   ---------- -------------  -------------
     Subtotal                                     2,556       (1,526)    267.5 %          1.0 %         (0.5)%

Goodwill Impairment                                   0       (5,126)(6)(100.0)%          0.0 %         (1.8)%
Restructuring expense and
   restructuring related                        (17,915)(3)  (18,046)(7)  (0.7)%         (6.9)%         (6.3)%
                                          -------------   ----------   ---------- -------------  -------------
     Operating loss                       $     (15,359)     (24,698)     37.8 %         (5.9)%         (8.6)%
                                          =============   ==========   ========== =============  =============

Depreciation by Segment
------------------------------------------

Mattress Fabrics                          $       3,662        3,635       0.7 %
Upholstery Fabrics                                5,740        9,227     (37.8)%
                                           ------------   ----------   ----------
     Subtotal                                     9,402       12,862     (26.9)%
Accelerated Depreciation                          4,960        6,022     (17.6)%
                                           ------------   ----------   ----------
Total Depreciation                        $      14,362       18,884     (23.9)%
                                           ============   ==========   ==========

(1) The $4.6 million represents restructuring related charges of $2.0 million for inventory markdowns, $1.9 million for accelerated depreciation, $665,000 for operating costs associated with the closing of or closed plant facilities.

(2)  The $3.0 million represents accelerated depreciation.

(3) The $17.9 million represents restructuring and related charges of $6.0 million for write-downs of buildings and equipment, $5.0 million for accelerated depreciation, $2.2 million for asset movement costs, $2.0 million for inventory markdowns, $1.7 million for termination benefits, $665,000 for operating costs associated with the closing of or closed plant facilities, and $316,000 for lease termination and other exit costs. Of this total charge, $10.3 million, $4.6 million, and $3.0 million were included in restructuring expense, cost of sales, and selling, general, and administrative expenses, respectively.

(4) The $7.6 million represents restructuring related charges of $6.0 million for accelerated depreciation and $1.6 million for inventory markdowns.

(5)  The $113,000 represents accelerated depreciation.

(6) The $5.1 million represents a goodwill impairment charge related to the Culp Decorative Fabrics division.

(7) The $18.0 million represents $6.0 million for accelerated depreciation, $5.7 million for write-downs of buildings and equipment, $2.5 million related to asset movement costs, $2.2 million related to termination benefits, and $1.6 million for inventory markdowns. Of this total charge, $10.4 million, $7.6 million, and $113,000 were included in restructuring expense, cost of sales, selling, general, and administrative expenses, respectively.

                                   CULP, INC.
                PROFORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS)
            FOR THE THREE MONTHS ENDED APRIL 30, 2006 AND MAY 1, 2005
                                   (UNAUDITED)
                (Amounts in Thousands, Except for Per Share Data)

                                                                           THREE MONTHS ENDED
                                               -----------------------------------------------------------------------------
                                               As Reported                                        April 30, 2006
                                                 April 30,      % of                   % of        Proforma Net    % of
                                                    2006       Sales     Adjustments   Sales      of Adjustments   Sales
                                               ------------------------  ---------------------    ------------------------
Net sales                                   $          70,718   100.0%              0                      70,718  100.0%
Cost of sales                                          63,135    89.3%         (1,039)  -1.5%  (1)         62,096   87.8%
                                               ------------------------  ---------------------    ------------------------
        Gross profit                                    7,583    10.7%         (1,039)  -1.5%               8,622   12.2%

Selling, general and
  administrative expenses                               6,474     9.2%              0    0.0%               6,474    9.2%
Restructuring expense                                   3,692     5.2%         (3,692)  -5.2%  (2)              0    0.0%
                                               ------------------------  ---------------------    ------------------------
        Income (loss) from operations                  (2,583)   -3.7%         (4,731)  -6.7%               2,148    3.0%

Interest expense                                        1,055     1.5%              0    0.0%               1,055    1.5%
Interest income                                           (48)   -0.1%              0    0.0%                 (48)  -0.1%
Other expense                                             152     0.2%              0    0.0%                 152    0.2%
                                               ------------------------  ---------------------    ------------------------
        Income (loss) before income taxes              (3,742)   -5.3%         (4,731)  -6.7%  (8)            989    1.4%

Income taxes (7)                                       (2,208)   59.0%         (1,547)  41.3%                (661) -66.8% (6
                                               ------------------------  ---------------------    ------------------------
Net (loss) income                           $          (1,534)   -2.2%         (3,184)  -4.5%               1,650    2.3%
                                               ========================  =====================    ========================
Net income (loss) per share-basic                      ($0.13)                 ($0.27)                      $0.14
Net income (loss) per share-diluted                    ($0.13)                 ($0.27)                      $0.14
Average shares outstanding-basic                       11,594                  11,594                      11,594
Average shares outstanding-diluted                     11,594                  11,594                      11,637

                                                                            THREE MONTHS ENDED
                                             ----------------------------------------------------------------------------------
                                             As Reported                                      May 1, 2005            Proforma
                                               May 1,       % of                   % of         Proforma Net  % of    % Over
                                                2005       Sales     Adjustments   Sales     of Adjustments   Sales   (Under)
                                             --------------------  ------------------------------------------------  ----------
Net sales                                   $    74,183   100.0%              0                    74,183    100.0%       -4.7%
Cost of sales                                    68,835    92.8%         (2,060)  -2.8%   (3)      66,775     90.0%       -7.0%
                                             --------------------  ---------------------     ----------------------  ----------
        Gross profit                              5,348     7.2%         (2,060)  -2.8%             7,408     10.0%       16.4%

Selling, general and
  administrative expenses                         9,048    12.2%           (113)   0.0%   (4)       8,935     12.0%      -27.5%
Restructuring expense                             8,083    10.9%         (8,083) -10.9%   (5)           0      0.0%        0.0%
                                             --------------------  ---------------------     ----------------------  ----------
        Income (loss) from operations           (11,783)  -15.9%        (10,256) -13.8%            (1,527)    -2.1%     -240.7%

Interest expense                                    924     1.2%              0    0.0%               924      1.2%       14.2%
Interest income                                     (36)    0.0%              0    0.0%               (36)     0.0%       33.3%
Other expense                                        81     0.1%              0    0.0%                81      0.1%       87.7%
                                             --------------------  ---------------------     ----------------------  ----------
        Income (loss) before income taxes       (12,752)  -17.2%        (10,256) -13.8%   (9)      (2,496)    -3.4%     -139.6%

Income taxes (7)                                 (5,022)   39.4%         (3,876)  37.8%            (1,146)    45.9%      -42.3%
                                             --------------------  ---------------------     ----------------------  ----------
Net (loss) income                           $    (7,730)  -10.4%         (6,380)  -8.6%            (1,350)    -1.8%     -222.2%
                                             ====================  =====================     ======================  ==========
Net income (loss) per share-basic                ($0.67)                 ($0.55)                   ($0.12)
Net income (loss) per share-diluted              ($0.67)                 ($0.55)                   ($0.12)
Average shares outstanding-basic                 11,550                  11,550                    11,550
Average shares outstanding-diluted               11,550                  11,550                    11,550


Notes:

(1) The $1.0 million represents restructuring related charges of $849,000 for inventory markdowns, $210,000 for operating costs associated with the closing of or closed plant facilities, and a credit of $19,000 for accelerated depreciation.

(2) The $3.7 million represents restructuring charges of $3.2 million for write-downs of equipment, $331,000 for termination benefits, $219,000 for asset movement costs, and a credit of $80,000 for lease termination costs.

(3) The $2.0 million represents restructuring related charges of $1.3 million for accelerated depreciation and $734,000 for inventory markdowns.

(4)  The $113,000 represents accelerated depreciation.

(5) The $8.1 million represents restructuring and related charges of $5.3 million for write-downs of buildings and equipment, $1.6 million related to asset movement costs, and $1.2 million for termination benefits.

(6) Effective tax rate of 66.8% represents an income tax benefit on losses from U.S. operations combined with lower tax rates on income from foreign sources.

(7) The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.

(8) Of the total charge of $4.7 million, $4.1 million and $600,000 represent non-cash and cash charges, respectively.

(9) Of the total charge of $10.2 million, $7.4 million and $2.8 million represents non-cash and cash charges, respectively.

                                   CULP, INC.
                    PROFORMA CONSOLIDATED STATEMENTS OF LOSS
           FOR THE TWELVE MONTHS ENDED APRIL 30, 2006 AND MAY 1, 2005
                                   (UNAUDITED)
                (Amounts in Thousands, Except for Per Share Data)


                                                                       TWELVE MONTHS ENDED
                                          --------------------------------------------------------------------------------
                                           As Reported                                         April 30, 2006
                                            April 30,     % of                     % of         Proforma Net    % of
                                               2006       Sales    Adjustments    Sales        of Adjustments  Sales
                                          -----------------------  ------------------------    ------------------------
Net sales                              $         261,101  100.0%                                      261,101   100.0%
Cost of sales                                    237,233   90.9%         (4,620)     -1.8% (1)        232,613    89.1%
                                          -----------------------  ------------------------    ------------------------
        Gross profit                              23,868    9.1%         (4,620)     -1.8%             28,488    10.9%

Selling, general and
  administrative expenses                         28,954   11.1%         (3,022)     -1.2% (2)         25,932     9.9%
Goodwill impairment                                    0    0.0%              0       0.0%                  0     0.0%
Restructuring expense                             10,273    3.9%        (10,273)     -3.9% (3)              0     0.0%
                                          -----------------------  ------------------------    ------------------------
        Income (loss) from operations            (15,359)  -5.9%        (17,915)     -6.9%              2,556     1.0%

Interest expense                                   4,010    1.5%              0       0.0%              4,010     1.5%
Interest income                                     (126)   0.0%              0       0.0%               (126)    0.0%
Other expense                                        634    0.2%              0       0.0%                634     0.2%
                                          -----------------------  ------------------------    ------------------------
        Loss before income taxes                 (19,877)  -7.6%        (17,915)     -6.9% (10)        (1,962)   -0.8%

Income taxes (9)                                  (8,081)  40.7%         (6,557)     36.6%             (1,524)   77.7% (8)
                                          -----------------------  ------------------------    ------------------------
Net loss                               $         (11,796)  -4.5%        (11,358)     -4.4%               (438)   -0.2%
                                          =======================  ========================    ========================

Net loss per share-basic                          ($1.02)                ($0.98)                       ($0.04)
Net loss per share-diluted                        ($1.02)                ($0.98)                       ($0.04)
Average shares outstanding-basic                  11,567                 11,567                        11,567
Average shares outstanding-diluted                11,567                 11,567                        11,567



                                                                       TWELVE MONTHS ENDED
                                         ----------------------------------------------------------------------------------------
                                        As Reported                                           May 1, 2005              Proforma
                                           May 1,      % of                     % of          Proforma Net    % of       % Over
                                           2005       Sales    Adjustments     Sales        of Adjustments   Sales      (Under)
                                         --------------------  -------------------------    ------------------------  ----------
Net sales                              $     286,498  100.0%              0                         286,498  100.0%       -8.9%
Cost of sales                                260,341   90.9%         (7,561)      -2.6%  (4)        252,780   88.2%       -8.0%
                                         --------------------  -------------------------    ------------------------  ----------
        Gross profit                          26,157    9.1%          7,561        2.6%              33,718   11.8%      -15.5%

Selling, general and
  administrative expenses                     35,357   12.3%           (113)       0.0%  (5)         35,244   12.3%      -26.4%
Goodwill impairment                            5,126    0.0%         (5,126)      -1.8%  (6)              0    0.0%        0.0%
Restructuring expense                         10,372    3.6%        (10,372)      -3.6%  (7)              0    0.0%        0.0%
                                         --------------------  -------------------------    ------------------------  ----------
        Income (loss) from operations        (24,698)  -8.6%        (23,172)      -8.1%              (1,526)  -0.5%     -267.5%

Interest expense                               3,713    1.3%              0        0.0%               3,713    1.3%        8.0%
Interest income                                 (134)   0.0%              0        0.0%                (134)   0.0%       -6.0%
Other expense                                    517    0.2%              0        0.0%                 517    0.2%       22.6%
                                         --------------------  -------------------------    ------------------------  ----------
        Loss before income taxes             (28,794) -10.1%        (23,172)      -8.1% (11)         (5,622)  -2.0%      -65.1%

Income taxes (9)                             (10,942)  38.0%         (8,749)      37.8%              (2,193)  39.0%      -30.5%
                                         --------------------  -------------------------    ------------------------  ----------
Net loss                               $     (17,852)  -6.2%        (14,423)      -5.0%              (3,429)  -1.2%      -87.2%
                                         ====================  =========================    ========================  ==========

Net loss per share-basic                      ($1.55)                ($1.25)                         ($0.30)
Net loss per share-diluted                    ($1.55)                ($1.25)                         ($0.30)
Average shares outstanding-basic              11,549                 11,549                          11,549
Average shares outstanding-diluted            11,549                 11,549                          11,549


Notes:

(1) The $4.6 million represents restructuring related charges of $2.0 million for inventory markdowns, $1.9 million for accelerated depreciation, $665,000 for operating costs associated with the closing of or closed plant facilities.

(2)  The $3.0 million represents accelerated depreciation.

(3) The $10.2 million represents $6.0 million for write-downs of buildings and equipment, $2.2 million for asset movement costs, $1.7 million for termination benefits, and $316,000 for lease termination and other exit costs.

(4) The $7.6 million represents restructuring related charges of $6.0 million for accelerated depreciation and $1.6 million for inventory markdowns.

(5)  The $113,000 represents accelerated depreciation.

(6) The $5.1 million represents a goodwill impairment charge related to the Culp Decorative Fabrics division.

(7) The $10.4 million represents $5.7 million for write-downs of buildings and equipment, $2.5 million related to asset movement costs, and $2.2 million related to termination benefits.

(8) Effective tax rate of 77.7% represents an income tax benefit on losses from U.S. operations combined with lower tax rates on income from foreign sources.

(9) The percent of net sales column for income taxes is calculated as a % of loss before income taxes.

(10) Of the total charge of $17.9 million, $13.0 million and $4.9 million represent non-cash and cash charges, respectively.

(11) Of the total charge of $23.2 million, $18.4 million and $4.8 million represent non-cash and cash charges, respectively.